SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2004


                                SPECTRASITE, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


            001-31769                                  56-2027322
      (Commission File Number)          (I.R.S. Employer Identification Number)


                            400 Regency Forest Drive
                           CARY, NORTH CAROLINA 27511
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On June 30, 2004, SpectraSite, Inc. announced that effective June 29, 2004, SpectraSite Communications, Inc. ("Communications"), a wholly owned subsidiary of SpectraSite, Inc., amended its credit facility. The amendment, among other things, (i) provides for a $216.5 million basket that permits Communications to repurchase SpectraSite, Inc.'s existing debt with a sublimit of up to $175 million that could be used to repurchase Spectrasite, Inc.'s common stock or to pay dividends to SpectraSite, Inc.'s stockholders, (ii) tightens the existing borrower leverage ratio and (iii) provides for certain documentation changes.The press release is attached to this report as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         99.1     Press Release dated June 30, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPECTRASITE, INC.


DATED:  July 1, 2004                       BY: /s/ David P. Tomick
                                               -----------------------------
                                               David P. Tomick
                                               Executive Vice President
                                               and Chief Financial Officer


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EXHIBIT INDEX

         99.1      Press Release dated June 30, 2004.